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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 23, 1998
                                                          -------------


                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                                                              04-2526583
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                                                         0-11309
                                                        (Commission File Number)

GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                      01566
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code                 (508) 347-9191



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

         The Registrant reported financial results for the third quarter of fiscal 1998 and announced a reorganization plan in response to the higher than expected losses realized in two of its businesses, as reported in its press release dated July 23, 1998, which is included in this filing as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)      Exhibits

                 99.1     Press Release dated July 23, 1998.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GALILEO CORPORATION

Date:  August 4, 1998                  By: /s/ Josef W. Rokus
                                           -------------------------------------
                                           Josef W. Rokus
                                           Vice President, Corporate Development
                                           and Secretary


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                                  EXHIBIT INDEX

Exhibit No.
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   99.1    Press Release dated July 23, 1998.